UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MSD INVESTMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

i

MSD Investment Corp.

550 Madison Avenue, 20th Floor

New York, New York 10022

March 27, 2025

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of MSD Investment Corp. (the “Company”) to be held on April 30, 2025 at 10 a.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.proxydocs.com/MSD and entering your control number on your proxy card or voting instruction form.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(1)
to elect Jessica Whitt, to be voted upon by holders of the Company’s common stock and preferred stock, voting together as a single class, as a member of the board of directors of the Company (the “Board”) to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified;
(2)
to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)
to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR all of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. If you are a shareholder of record and are unable to attend the virtual meeting, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Robert Platek
Chief Executive Officer, President and Chairman of the Board

MSD INVESTMENT CORP.

550 Madison Avenue, 20th Floor

New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 30, 2025

To the Shareholders of MSD Investment Corp.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of MSD Investment Corp., a Maryland corporation (the “Company”), will be held on April 30, 2025 at 10 a.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.proxydocs.com/MSD. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1.
To elect Jessica Whitt, to be voted upon by holders of the Company’s common stock and preferred stock, voting together as a single class, as a member of the Board to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified;
2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR all of the proposals to be considered and voted on at the Annual Meeting.

You have the right to receive notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 13, 2025. Whether or not you expect to attend the meeting virtually, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Robert Platek
Chief Executive Officer, President and Chairman of the Board

March 27, 2025

This is an important meeting. To ensure proper representation at the annual meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TABLE OF CONTENTS

Notice Of Annual Meeting Of Shareholders
Proxy Statement	1
Questions and Answers About the Annual Meeting and Voting	2
General Information About the Annual Meeting	3
Security Ownership of Management Certain Beneficial Owners	6
Proposal No.1: Election of Director Nominees	7
Corporate Governance	12
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	19
Other Matters to Come Before the Annual Meeting	29
Submission of Shareholder Proposals	29
Submission of Complaints	29
Householding	29
Available Information	29
Privacy Notice	30

MSD INVESTMENT CORP.

550 Madison Avenue, 20th Floor

New York, New York 10022

2025 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 30, 2025

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of MSD Investment Corp. (the “Company,” “we,” “us” or “our”) for use at our 2025 Annual Meeting of Shareholders to be held on April 30, 2025, at 10 a.m. Eastern Time and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report”) are first being sent to shareholders on or about April 1, 2025.

We encourage you to vote your shares, either by voting in person at the meeting (virtually) or by granting a proxy (i.e., authorizing someone else to vote your shares). If you vote by mail, Internet or telephone as described in the instructions on the proxy card, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the shares represented by the proxy will be: (i) voted FOR the election of Jessica Whitt, to be voted upon by holders of the Company’s common stock and preferred stock, voting together as a single class, as a member of the Board to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified; and (ii) voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON April 30, 2025:

The Notice of Annual Meeting, Proxy Statement, and our Annual Report for the fiscal year ended December 31, 2024 are available at the following Internet address: www.proxydocs.com/MSD.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The 2025 annual meeting (the “Annual Meeting”) of shareholders of MSD Investment Corp., which is referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format setting only on April 30, 2025. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.proxydocs.com/MSD.

Who will pay the expenses of soliciting proxies to be voted at the Annual Meeting?

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the proxy card or on the instructions that accompanied your proxy materials and any requested proxy materials to the shareholders. The Company has engaged Donnelley Financial Solutions, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Donnelley Financial Solutions services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $25,000, plus reasonable out-of-pocket expenses.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, holders of the Company’s common stock and preferred stock (collectively the “Shareholders”, and each, a “Shareholder”) will be asked to: (1) elect Jessica Whitt to the Board of Directors (the “Board”), to be voted upon by holders of the Company’s common stock and preferred stock, voting together as a single class, for a three-year term, expiring at the 2028 annual meeting of shareholders and until their successor is duly elected and qualified; and (2) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Who can vote at the Annual Meeting?

Only Shareholders of record as of the close of business on March 13, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Shareholders are entitled to one vote for each share held as of the Record Date.

How do I attend and vote at the Annual Meeting?

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.proxydocs.com/MSD. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can participate in the Annual Meeting live online at www.proxydocs.com/MSD. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/MSD. Once you register you will receive an email confirming your registration and providing additional instructions.
•
Assistance with questions regarding how to attend and participate via the Internet will be provided via email after successful registration.
•
Webcast starts at 10 a.m. Eastern Time.
•
You will need your control number located on your proxy card or on the instructions that accompanied your proxy materials to enter the Annual Meeting.
•
Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number located on your proxy card or on the instructions that accompanied your proxy materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your proxy card or on the instructions that accompanied your proxy materials. Authorizing a proxy through the internet requires you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.

Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your proxy card or on the instructions that accompanied your proxy materials and following the instructions provided therein. Authorizing a proxy by telephone requires you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.

Voting by Proxy through the Mail. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on your proxy card or on the instructions that accompanied your proxy materials. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;
•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before 12:00 p.m., Eastern Time, on April 29, 2025.

Does the Board recommend voting for each of Proposals 1 and 2?

Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on April 30, 2025 at 10 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. Only holders of record of our common stock and preferred stock as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 100,611,505.994 shares of common stock, par value $0.001 per share (“common stock”), outstanding and entitled to vote, and 250 shares of the Company’s 12.0% Series A Cumulative Preferred Stock (“preferred stock”, and together with the shares of common stock, the “Shares”) outstanding and entitled to vote. The Notice of Annual Meeting, this proxy statement (the “Proxy Statement”), the accompanying proxy card and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report”) are first being sent to shareholders on or about April 1, 2025. The Annual Report and this Proxy Statement can both be accessed online at www.proxydocs.com/MSD.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be: (1) voted FOR the election of Jessica Whitt, to be voted upon by holders of the Company’s common stock and preferred stock, voting together as a single class, as a member of the Board to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified; and (2) voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Voting Rights

Holders of our common stock and our preferred stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.
To elect Jessica Whitt, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, as a member of the Board to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified;

2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date

The Board has fixed the close of business on March 13, 2025 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 100,611,505.994 shares of common stock outstanding and 250 shares of preferred stock outstanding.

Quorum Required

A majority of the outstanding Shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions and “broker non-votes” will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect Jessica Whitt as a member of the Board to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified.

Affirmative vote of a plurality of the votes cast by holders of our common stock and our preferred stock, voting together as a single class, at the Annual Meeting virtually or by proxy, must exceed the votes withheld from such nominee’s election.

		No	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.
Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	Affirmative vote of a majority of the votes cast by holders of shares of our common stock and our preferred stock, voting together as a single class, at the Annual Meeting virtually or by proxy.	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

Voting

You may vote at the Annual Meeting by using the virtual control number contained in your proxy card or on the instructions that accompanied your proxy materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your proxy card or on the instructions that accompanied your proxy materials. These options require you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;
•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before 12:00 p.m., Eastern Time, on April 29, 2025.

If your Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the proposals with respect to the election of directors (Proposal 1). In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.

If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your proxy card or on the instructions that accompanied your proxy materials in order to be admitted to the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting, from time-to-time without notice and without the vote or approval of the Shareholders, until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Saritha Reddy and Brian Williams (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the proxy card or on the instructions that accompanied your proxy materials and any requested proxy materials to the Shareholders. The Company has engaged Donnelley Financial Solutions an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Donnelley Financial Solutions' services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $25,000, plus reasonable out-of-pocket expenses.

Revocability of Proxies

A Shareholder may revoke any proxy by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Investor Relations department of the Company at our principal executive offices located at 550 Madison Avenue, 20th Floor, New York, New York 10022. You can call us by dialing (212) 303-4728. You can access our proxy materials online at www.proxydocs.com/MSD.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of our Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each director and director nominee of the Company; (2) the Company’s executive officers; (3) the executive officers and directors as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 100,611,505.994 shares of common stock and 250 shares of preferred stock outstanding as of the Record Date. The number of Shares held by beneficial owners of 5% or more of our outstanding common stock or preferred stock is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such Shareholder.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned	Number of Shares of Preferred Stock Beneficially Owned(6)	Percent of Preferred Stock Beneficially Owned(6)
Interested Directors
Robert Platek	406,358.31	*	-	-
Independent Directors
James Chapman	6,000.87	*	-	-
Jessica Whitt	-	*	-	-
Louisa (Lucy) Rodriguez	24,411.36	*	-	-
Executive Officers Who Are Not Directors
Saritha Reddy	17,147.09	*	-	-
Brian Williams	18,241.36	*	-	-
All Directors and Executive Officers as a Group (6 persons)(1)	472,158.99	*	-	-
5% Owners
Noble Environmental Investments, LLC(2)	27,651,885.93	27.484%	-	-
Susan L. Dell Separate Property Trust(3)	6,723,607	7.496%	-	-
MSD Portfolio L.P. - MSD Personal Income(4)	5,027,615.62	4.997%	-	-
Q West Holding, LLC(5)	7,889,755.74	7.842%

* Less than 1%

(1)	The address for each of the directors and officers of the Company is c/o MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, New York 10022.
(2)

The address for Noble Environmental Investments, LLC is 550 Madison Avenue, 20th Floor, New York, New York 10022. The number of shares beneficially owned is based on a filing made on Schedule 13G/A filed on February 13, 2025 jointly by each of MSD Capital, L.P., Noble Environmental Investments, LLC, MSD Portfolio L.P. - Investments, MSD Portfolio L.P. – MSD Personal Income, and Michael S. Dell.

(3)

The address for Susan L. Dell Separate Property Trust is 60 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801. The number of shares beneficially owned is based on a filing made on Schedule 13G/A filed on November 14, 2024 jointly by each of Susan Lieberman Dell Separate Property Trust, Susan Lieberman Dell, Hexagon Trust Company, and Marc R. Lisker, and the internal records of the Company.

(4)

The address for MSD Portfolio L.P. – MSD Personal Income is 550 Madison Avenue, 20th Floor, New York, New York 10022. The number of shares beneficially owned is based on a filing made on Schedule 13G/A filed on February 13, 2025 jointly by each of MSD Capital, L.P., Noble Environmental Investments, LLC, MSD Portfolio L.P. - Investments, MSD Portfolio L.P. – MSD Personal Income, and Michael S. Dell.

(5)	The address for Q West Holding, LLC is Ooredeoo Tower (Building 14), Al Dafina Street (Street 801), Al Dafina (Zone 61), Doha, Qatar.

(6)

On November 29, 2023, the Company issued and sold 250 shares of its 12.0% Series A Cumulative Preferred Stock for an aggregate offering price of $750,000. The issuance of the Series A Preferred Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, holders of the Company’s outstanding shares of common stock and preferred stock, voting together as a single class, are being asked to consider the election of one director of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be less than one or more than nine. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of four directors who serve in the following classes: Class III (term ending at the Annual Meeting) —  Jessica Whitt; Class I (terms ending at the 2026 annual meeting of shareholders) —  Robert Platek and Louisa (Lucy) Rodriguez; and Class II (term ending at the 2027 annual meeting of shareholders) —  James Chapman. The Board has designated Louisa (Lucy) Rodriguez, whose term expires at the 2026 annual meeting of shareholders, and James Chapman, whose term expires at the 2027 annual meeting of shareholders, as the directors to be voted on exclusively by holders of our preferred stock.

Jessica Whitt has been nominated for election by the Board to serve a three-year term until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified. Ms. Whitt has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.

A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each the director nominee named below in accordance with the recommendation of the Board. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

The director nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.

Information about the Director Nominees and Directors

Set forth below is information regarding Jessica Whitt, who is being nominated for election as a director of the Company by the Shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Ms. Whitt is not being proposed for election pursuant to any agreement or understanding between Ms. Whitt, on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

Nominee for Class III Director — Term Expiring at the Annual Meeting:

The Board has determined that Ms. Whitt is not an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Jessica Whitt, 46	Director	U.S. Head of ESG Research, Barclays Capital; Head of ESG Research, Morgan Stanley Investment Management	Class III Director since 2024, term expires in 2025	1	None

Jessica Whitt

Ms. Whitt has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since October of 2024. Ms. Whitt was most recently US Head of ESG Research for Barclays Capital (“Barclays”). She joined Barclays in 2021. She has over 15 years of experience in equity and credit research and investment management. Prior to Barclays, Ms. Whitt was first a Senior Research Analyst covering Emerging Markets Equities and then the Head of ESG Research for Emerging Markets Equities at Morgan Stanley Investment Management. Prior to that, she was a Senior Research Analyst at Moon Capital Management. Ms. Whitt holds a B.A. in International Relations and Asian Studies from Colgate University and an MBA from the University of Chicago Booth Graduate School of Business with concentrations in Finance and Economics.

We believe Ms. Whitt’s management experience and investment expertise make her qualified to serve as a member of our Board.

Incumbent Class I Directors — Term Expiring 2026

The Board has determined that Mr. Platek is an “interested person” of the Company as defined in the 1940 Act. The Board has determined that Ms. Rodriguez is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director
Robert Platek, 60	Chief Executive Officer, President, Director and Chairman	Partner & Global Head of Credit at BDT & MSD Partners, LLC and Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investments Funds (2006 - Present)	Class I Director since 2021, Term expires in 2026	1	None

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Louisa (Lucy) Rodriguez, 65	Director	Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V. (2006 - Present)	Class I Director since 2022, Term expires in 2026	1	None

Robert Platek

Robert Platek serves as Chief Executive Officer, President and Chairman of the Board. Mr. Platek is a Partner & the Global Head of Credit at BDT & MSD Partners, LLC (“BDT & MSD Partners”) and Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investments Funds. He joined MSD Partners, L.P. (the “Adviser” or “MSD”) in January 2002 as Co-Manager of the Special Opportunities Portfolio and became a Partner of MSD in January 2006. From 1995 through 2001, Mr. Platek founded Griffin Partners, L.P. and Plymouth Partners, L.P., and he was also the Hedge Fund Portfolio Manager for the Proprietary Group of Paine Webber, in each case focusing primarily on distressed and high yield bonds as well as restructured equities. From 1991 through 1994, he was a member of the High Yield Trading Group at Citicorp Securities, Chase Securities, and The Printon Kane Group. From 1986 through 1990, Mr. Platek was a financial analyst of Chase Manhattan Bank’s Debt Restructuring Group and Financial Audit Group. Mr. Platek received a B.S. degree from Rutgers University in 1986.

We believe Mr. Platek’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with MSD provides an important skillset and knowledge base to the Board.

Louisa (Lucy) Rodriguez

Louisa (Lucy) Rodriguez has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since March 2022. Ms. Rodriguez is Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V. (“CEMEX”) (NYSE: CX). She has over 25 years of experience in international finance and capital markets. She joined CEMEX in 2006 in the Investor Relations Department where she has been involved in more than $15 billion of equity and fixed income fundraising efforts. She also represents the company in the international financial community. Prior to CEMEX, Ms. Rodriguez spent 15 years at Citibank where she worked in capital markets origination, debt syndicate and securitization financing for Emerging Market issuers. In her early career, she worked for KPMG in their Audit Department. She previously served on the board of Trinidad Cement Ltd. and TCL Group. Ms. Rodriguez holds a B.A. in Economics from Trinity College, an MBA from New York University and a Masters from Columbia University School of International and Public Affairs. She has been a Certified Public Accountant (lapsed).

We believe Ms. Rodriguez’s broad experiences in the financial services and capital markets sector along with her depth of knowledge of financial issues and investor relations-related matters provide her with skills and valuable insight in serving on the board of an investment company, which make her well-qualified to serve on the Board.

Incumbent Class II Director — Term Expiring 2027:

The Board has determined that Mr. Chapman is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
James Chapman, 62	Director	Director	Class II Director since 2021, term expires in 2027	1	California Resources Corp.

James Chapman

James Chapman has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since December of 2021. Mr. Chapman also serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group, Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area.

Mr. Chapman has over 39 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. He served as a member of the Board of Directors of Arch Resources, Inc. (NYSE: ARCH) from October 2016 to May 2024. Presently, he serves as a member of the Board of Directors of California Resources Corporation (NYSE: CRC) along with several private companies.

In prior years, Mr. Chapman has served as director of numerous other companies dating back to 1986. Mr. Chapman has served on numerous committees for the various boards including audit committee, compensation committee, pricing committee, portfolio management committee, treasury committee and corporate governance and human resource/nomination committee responsibilities. He has also served on special committees related to “going-private” transactions and other strategic initiatives, including mergers, acquisitions, restructurings, bankruptcies and litigation.

Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his B.A. degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.

We believe Mr. Chapman’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

Dollar Range of Equity Securities Beneficially Owned by Directors and Executive Officers

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director and executive officer as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Robert Platek	Over $100,000
Independent Directors
James Chapman	Over $100,000
Jessica Whitt	None
Louisa (Lucy) Rodriguez	Over $100,000
Executive Officers Who Are Not Directors
Saritha Reddy	Over $100,000
Brian Williams	Over $100,000
(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)
Dollar ranges were determined using the number of Shares that are beneficially owned as of the Record Date, multiplied by the Company’s net asset value per share as of December 31, 2024, which was $23.87.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Brian Williams	42	Chief Financial Officer and Treasurer	2021
Saritha Reddy	43	Chief Compliance Officer and Secretary	2021

The address for each of the Company’s executive officers is c/o MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022.

Brian Williams Chief Financial Officer and Treasurer

Brian Williams serves as Chief Financial Officer and Treasurer of the Company, as well as Managing Director at BDT & MSD Partners. Mr. Williams is responsible for the oversight of finance, accounting, investment operations and fund administration for the credit platform at BDT & MSD Partners. He joined MSD in July 2021. From May of 2020 to June of 2021 Mr. Williams worked at Wells Fargo Asset Management (“WFAM”) as a Senior Vice President and Controller overseeing Private Credit. From September 2017 through May of 2020 Mr. Williams worked at Guggenheim Investments as a Director and Controller and served as the Chief Financial Officer of their BDCs. Prior to September 2017, Mr. Williams served as First Vice President and BDC Chief Accounting Officer for W. P. Carey Inc., where he was responsible for accounting, finance and financial reporting for business development companies. Mr. Williams previously served as Vice President at W. P. Carey Inc. Mr. Williams holds a B.S. in Accountancy from Villanova University and an MBA from the New York University Stern School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Saritha Reddy Chief Compliance Officer and Secretary

Saritha Reddy is a Managing Director, Assistant General Counsel for BDT & MSD Partners. She also serves as the Chief Compliance Officer of the Company and of MSD Partners, L.P., the investment adviser to the Company. She joined MSD in November 2021. Prior to joining MSD, Saritha worked at Apollo Global Management Inc. since 2015 with her most recent position being Managing Director and Senior Compliance Officer. Prior to Apollo, she worked as a senior associate in the Litigation and Investment Management groups at Pryor Cashman LLP from 2010 to 2015 and an associate in the Litigation group at Reed Smith LLP from 2007 to 2010. Ms. Reddy earned a B.A. in International Relations & Economics from Tufts University and a J.D. from Fordham University School of Law.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board consists of four members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class III directors will expire at the Annual Meeting; the terms of the Company’s Class I directors will expire at the 2026 annual meeting of shareholders; and the terms of the Company’s Class II directors will expire at the 2027 annual meeting of shareholders.

Ms. Whitt serves as a Class III director (with a term expiring at the Annual Meeting). Mr. Platek and Ms. Rodriguez serve as Class I directors (with terms expiring in 2026). Mr. Chapman serves as a Class II director (with a term expiring in 2027).

Independent Directors

Pursuant to the 1940 Act, a majority of the Board will consist of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and the Adviser, or of any of their respective affiliates (the “Independent Directors”). On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee and the Nominating Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Mmes. Rodriguez and Whitt and Mr. Chapman qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Platek is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of the Company and the Adviser.

Preferred Directors

The Board has designated Louisa (Lucy) Rodriguez, whose term expires at the 2026 annual meeting of shareholders, and James Chapman, whose term expires at the 2027 annual meeting of shareholders, as the directors to be voted on exclusively by holders of our preferred stock.

Meetings and Attendance

The Board met five times and took action by unanimous written consent on various matters during the fiscal year ended December 31, 2024. Each of the directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year and while he or she served as a director.

Board Attendance at the Annual Meeting

The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. Two directors attended the 2024 annual meeting of shareholders.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to the Company’s business and affairs, including with respect to the Company’s operations, investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of the Company’s service providers. Among other things, the Board approves the appointment of the Adviser and officers, reviews and monitors the services and activities performed by the Adviser and executive officers, and approves the engagement and reviews the performance of the Company’s independent registered public accounting firm.

Under the Company’s bylaws, the Board may designate a Chairman to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believes that the Company should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in the best interests of the Company and its Shareholders at such times.

The Company intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Robert Platek currently serves as the chairman of our Board. Mr. Platek is an ‘‘interested person’’ of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company and the Adviser. We believe that Mr. Platek’s history with MSD, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Platek’s relationship with MSD provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director; the establishment of the Audit Committee and the Nominating Committee, which are comprised solely of Independent Directors; and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board currently does not have a designated lead Independent Director. However, Mr. Chapman, the chairman of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. The Company believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Company incurs such indebtedness, and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company has elected, and intends to qualify annually, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source, income distribution, and asset diversification requirements.

The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by the Company’s Chief Compliance Officer of the Company’s compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator), if any, accounting and financial reporting processes, the Company’s valuation process, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and the Company’s service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the Company’s compliance policies and procedures and the Company’s service providers’ compliance policies and procedures since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

The Company believes that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which the Company is already subject as a BDC. As a BDC, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage generally must equal at least 150% immediately after each time the Company incur indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets,” and the Company is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Chief Compliance Officer.

Committees of the Board of Directors

The Board has established an Audit Committee, a Pricing Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Company requires each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of Shareholders.

Board Committees
	Audit Committee	Pricing Committee	Nominating and Corporate Governance Committee
Director
Jessica Whitt	X	X	Chair
James Chapman	Chair	X	X
Louisa (Lucy) Rodriguez	X	X	X
Robert Platek*		Chair

*Robert Platek serves as Chief Executive Officer, President and Chairman of the Board, and is an “interested person” of the Company.

Audit Committee

The Audit Committee had five formal meetings and did not taken any actions by unanimous written consent during the fiscal year ended December 31, 2024.

The Audit Committee is composed of James Chapman, Jessica Whitt and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Mr. Chapman serves as chair of the Audit Committee. The Board has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments, and is responsible for aiding the Board in determining the fair value of portfolio securities for which current market values are not readily available; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.

Nominating and Corporate Governance Committee

The Nominating Committee had two formal meetings and took action by unanimous written consent during the fiscal year ended December 31, 2024.

The Nominating Committee is comprised of James Chapman, Jessica Whitt and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Ms. Whitt serves as chair of the Nominating Committee.

The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by the Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.

The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.

Pricing Committee

The Pricing Committee did not hold any formal meetings and took action by unanimous written consent during the fiscal year ended December 31, 2024.

The Pricing Committee is comprised of Robert Platek, James Chapman, Jessica Whitt, and Louisa (Lucy) Rodriguez, with Robert Platek serving as the Chairman of the Pricing Committee. The Board established a Pricing Committee to determine the offering price of shares in in connection with the initial private offering and any subsequent offerings. The purpose of the Pricing Committee is to ensure that the price of shares in any offering is determined in accordance with the Company’s pricing and valuation policies, as well as compliance with Section 23(b) of the 1940 Act, which requires that shares not be sold below NAV exclusive of any distributing commissions or discounts.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that applies to the Company’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of the Adviser that perform services on behalf of the Company. There have been no material changes to the Company’s Code of Business Conduct or material waivers of the Code of Business Conduct that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly file a Form 8-K with the SEC. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct. To receive a copy, please provide a written request to: MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Chief Compliance Officer and Secretary, Saritha Reddy.

Hedging Transactions

The Company’s Code of Ethics does not expressly prohibit board members, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. Our common stock is not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Company.

Insider Trading Policies

The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Election of Executive Officers

Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.

Compensation Discussion and Analysis

We do not currently have any employees and do not expect to have any employees, and accordingly we do not maintain a standing compensation committee of the Board. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer, our Chief Compliance Officer and their respective staffs, and we reimburse the Adviser for certain expenses under the Investment Advisory Agreement.

Director Compensation

No compensation will be paid to our interested directors. The Company pays each Independent Director: (i) $100,000 per year (prorated for any partial year) and (ii) an additional fee of $10,000 per year for the chairman of the Audit Committee. The Company is also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as an Independent Director. The table below sets forth the compensation received by each independent director from the Company for service during the fiscal year ended December 31, 2024:

	Fees Earned and Paid in Cash	Total Compensation
James Chapman	$110,000	$110,000
Jessica Whitt(1)	16,666.67	16,666.67
Louisa (Lucy) Rodriguez	100,000	100,000
Joseph Branch(2)	50,000	50,000
Total	$276,666.67	$276,666.67

Certain Relationships and Related Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transactions. Our Board will review such procedures on an annual basis.

Transactions with Related Persons, Promoters and Certain Control Persons

Advisory Agreement

We have entered into an investment advisory agreement (the “Advisory Agreement”), by and between the Company and the Adviser pursuant to which the Adviser will provide certain management and administrative services to the Company. The Adviser is responsible for the overall management of the Company’s business and activities pursuant to the Advisory Agreement. The Adviser will manage the Company’s loans and day-to-day operations, subject at all times to the terms and conditions set forth in the Advisory Agreement and such further limitations or parameters as may be imposed from time to time by our Board. Under the Advisory Agreement, the Adviser has contractual responsibilities to the Company, including to provide the Company with a management team (whether our Adviser’s own employees or individuals for which our Adviser has contracted with other parties to provide services to its clients), who will be our executive officers, and members of the Investment Committee. The Adviser will use its commercially reasonable efforts to perform its duties under the Advisory Agreement.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”), by and between the Company and MSD (in such capacity as our administrator, the “Administrator”). Pursuant to the Administration Agreement, the Administrator will furnish the Company with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator will perform, or oversee the performance of, our required administrative services, which include, among other things, assisting the Company with the preparation of the financial records that the Company is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. The Administrator will also assist the Company in determining and publishing our net asset value (“NAV”), overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. The Administrator will also provide (or cause to be provided) managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance.

Restricted Ability to Enter into Transactions with Affiliates

The Adviser will be subject to a variety of conflicts of interest in making investments on behalf of the Company. The 1940 Act prohibits or restricts the Company’s ability to engage in certain principal transactions and joint transactions with certain “close affiliates” and “remote affiliates.” For example, the Company is prohibited from buying or selling any security from or to any person who owns more than 25% of its voting securities or certain of that person’s affiliates (each is a “close affiliate”), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. The Company considers the Adviser and certain of its affiliates, to be “close affiliates” for such purposes. The Company is prohibited under the 1940 Act from participating in certain principal transactions and joint transactions with a “remote affiliate” without the prior approval of the independent directors. Any person that owns, directly or indirectly, between 5% and 25% of the Company’s outstanding voting securities will be a “remote affiliate” for purposes of the 1940 Act, and the Company is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the independent directors.

The Company may, however, invest alongside the Adviser’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with the Company’s investment strategy as well as applicable law and SEC staff interpretations. For example, the Company may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Company’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. The Company may also invest alongside the Adviser’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policy. An exemptive order was issued by the SEC on February 16, 2022 (the “Order”), which was amended on August 31, 2022, to the Company and certain of its affiliates. The Order permits the Company, subject to certain terms and conditions, to participate in certain co-investment transactions with funds and accounts managed by the Adviser that otherwise would be prohibited under either or both of Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder, in accordance with the conditions to the Order. The Order permits the Company to co-invest the Adviser’s investment funds, accounts and investment vehicles in the Adviser’s originated loan transactions under certain enumerated conditions if the Board determines that it would be advantageous for the Company to co-invest with investment funds, accounts and investment vehicles managed by the Adviser in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

The Company’s allocation policy provides that allocations among the Company and investment funds, accounts and investment vehicles managed by the Adviser and its affiliates will generally be made in a manner deemed to be fair and equitable over time which does not favor one client or group of clients, taking into consideration such factors as legal, regulatory and tax considerations, availability of capital for investment by the account, liquidity concerns and such other factors as deemed under the particular circumstances to be relevant in making the investment allocation determination as determined, in the Company’s case, by the Adviser as well as the terms of the Company’s governing documents and those of such investment funds, accounts and investment vehicles. It is the Company’s policy to base its determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the Company’s targeted leverage level, the Company’s targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these allocation determinations will be made similarly for investment funds, accounts and investment vehicles managed by the Adviser. However, the Company can offer no assurance that investment opportunities will be allocated to the Company fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by the Adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the Company’s interests and those of the Adviser’s clients, subject to the limitations described in the preceding paragraph, the Adviser will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, the Company may be limited in its ability to invest in any issuer in which an investment fund, account or investment vehicle managed by the Adviser has previously invested. Similar restrictions limit the Company’s ability to transact business with its officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to the Company. If the Company is prohibited by applicable law from investing alongside the Adviser’s investment funds, accounts and investment vehicles with respect to an investment opportunity, the Company will not participate in such investment opportunity.

Related-Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.

Placement Agent Arrangements

Third parties may act as placement agents or distributors to assist in the placement of shares of our common stock or our preferred stock to certain investors. Any placement fees associated with the placement agent services will be paid by the Adviser, with no reimbursement by the Company. The potential for the placement agents to receive compensation in connection with a Shareholder’s investment in us presents a potential conflict of interest in recommending that such potential Shareholder invest in the Company. The prospect of receiving, or the receipt of, additional compensation, as described above, by the placement agents may provide such placement agents and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the placement agent does not receive additional compensation, or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to the shares of our common stock or our preferred stock.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser.

Material Non-Public Information

The Adviser’s investment professionals may serve as directors of, or in a similar capacity with, companies in which we will invest or in which we will consider making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

Holders of the Company’s common stock and preferred stock, voting together as a class, are entitled to vote on Proposal 1. A nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Deloitte & Touche LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023. Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. A representative of Deloitte & Touche LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Deloitte & Touche LLP for professional services performed for the fiscal year ended December 31, 2024 and December 31, 2023:

	December 31, 2024	December 31, 2023
Audit Fees	$600,000	$410,000
Audit-Related Fees	39,500	4,126
Tax Fees	36,250	27,250
All Other Fees	—	—
Total Fees	$675,750	$441,376

Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.

Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report*

The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of James Chapman, Jessica Whitt and Louisa (Lucy) Rodriguez.

Management is responsible for the Company’s internal controls over the financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since 2021.

When conducting its latest review of Deloitte & Touche LLP, the Audit Committee actively engaged with Deloitte & Touche LLP’s engagement partners and considered, among other factors:

•
the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•
Deloitte & Touche LLP’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte & Touche LLP’s communications with the Audit Committee related thereto;
•
senior management’s assessment of Deloitte & Touche LLP’s performance;
•
the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;
•
Deloitte & Touche LLP’s independence policies and processes for maintaining its independence;
•
PCAOB audit quality inspection reports on Deloitte & Touche LLP;
•
Deloitte & Touche LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•
Deloitte & Touche LLP’s professional integrity and objectivity; and
•
the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of Deloitte & Touche LLP for the fiscal year ending December 31, 2025.

Audit Engagement Partner Selection

Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2021.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

During the fiscal year ended December 31, 2024, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report of the Company for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2025.

Respectfully Submitted,

The Audit Committee

James Chapman
Jessica Whitt
Louisa (Lucy) Rodriguez

* The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

Holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, are entitled to vote on Proposal 2. The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2026 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before November 27, 2025. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Saritha Reddy. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.

Shareholder proposals or director nominations to be presented at the 2026 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than October 28, 2025, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on November 27, 2025, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SUBMISSION OF COMPLAINTS

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Saritha Reddy. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

HOUSEHOLDING

Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Investor Relations by telephone at (212) 303-5499 or by mail to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022, Attention: Investor Relations.

AVAILABLE INFORMATION

Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available electronically on the SEC's home page on the Internet at www.sec.gov. Please contact Investor Relations by telephone at (212) 303-5499, by email at IR@bdtmsd.com or mail your request to MSD Investment Corp., 550 Madison Avenue, 20th Floor, New York, NY 10022.

YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE PROXY MATERIALS, OR BY RETURNING A PROXY CARD.

PRIVACY NOTICE

The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

•
In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company may also collect such information through your account inquiries by mail, email, telephone or web site.
•
The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Adviser and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
•
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.

The Company and the Adviser maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

BDT&MSD

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

MSD Investment Corp.

Annual Meeting of Shareholders

For Shareholders of record as of March 13, 2025

Wednesday, April 30, 2025 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MSD for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, April 30, 2025.

Internet:
www.proxypush.com/MSD
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-447-1988
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Live Agent:
1-888-449-2940
Speak to a live agent and vote on a recorded line

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned shareholder of MSD Investment Corp. hereby appoints Brian Williams and Saritha Reddy (the "Named Proxies"), and each or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of MSD Investment Corp. on the matters for which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting for which they are entitled to vote or any adjournment thereof, conferring authority upon such true and lawful attorneys and proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. The Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

BDT&MSD

MSD Investment Corp. Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. To elect Jessica Whitt, to be voted upon by holders of the common stock and preferred stock of MSD Investment Corp. (the "Company"), voting together as a single class, as a member of the board of directors of the Company to serve until the 2028 annual meeting of shareholders and until their successor is duly elected and qualified;	FOR	WITHHOLD		
1.01 Jessica Whitt	☐	☐	☐	FOR
	FOR	AGAINST	ABSTAIN	
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025;	☐	☐	☐	FOR
3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.				

You must register to attend the meeting online and/or participate at www.proxydocs.com/MSD

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________